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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JULY 10, 2000 (JULY 9, 2000)


                         Commission File Number: 0-25688

                                    SDL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Delaware                                 77-0331449
------------------------------------------------   -----------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION OR           (IRS EMPLOYER
                  ORGANIZATION)                         IDENTIFICATION NO.)

 80 Rose Orchard Way, San Jose, California                         95134
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (408) 943-9411


ITEM 5. OTHER EVENTS

         SDL, Inc., a Delaware corporation (Nasdaq: SDLI) ("SDL"), and JDS Uniphase Corporation, a Delaware corporation (Nasdaq: JDSU) ("JDS Uniphase"), announced today that they have agreed to a strategic combination pursuant to which a JDS Uniphase subsidiary will merge with and into SDL, subject to the terms of the Agreement and Plan of Merger, dated July 9, 2000, among SDL, JDS Uniphase and a wholly-owned subsidiary of JDS Uniphase (the "Merger Agreement"). In connection with the Merger Agreement, SDL and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent") entered into an amendment to the First Amended and Restated Rights Agreement (the "Rights Agreement"), dated as of February 11, 1999, between SDL and the Rights Agent. The Merger Agreement and the amendment to the Rights Agreement and the joint press release issued July 10, 2000 by SDL and JDS Uniphase regarding the events outlined herein appear as exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents, as well as the Rights Agreement (which also is incorporated by reference herein).
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The Exhibit Index appearing hereafter is incorporated herein by reference.
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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              SDL, INC.


July 10, 2000                              By: /s/ MICHAEL L. FOSTER
                                               ---------------------------------
                                               Michael L. Foster
                                               Chief Financial Officer and
                                               Secretary
(Duly Authorized Officer and Principal
Financial and Accounting Officer)
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
Exhibit
Number                          Exhibit Description
-------    ---------------------------------------------------------------------
99.1       Agreement and Plan of Merger, among JDS Uniphase Corporation, K2
           Acquisition Corp. and SDL, Inc., dated as of July 9, 2000.

99.2 First Amended and Restated Rights Agreement (the "Rights Agreement"), dated as of February 11, 1999, between SDL, Inc. and ChaseMellon
           Shareholder Services, L.L.C. (1)

99.3       Amendment to Rights Agreement, dated as of July 9, 2000, between
           SDL, Inc., and ChaseMellon Shareholder Services, L.L.C.

99.4       Press release dated July 10, 2000.

(1) Incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-AA filed with the SEC on March 19, 1999.